UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported)   January 18, 2005

RAPID RECOVERY HEALTH CARE SERVICES INC.

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Nevada                        000-32549                N/A

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State or other jurisdiction   Commission File      IRS Employer Identification of incorporation) Number                No.

30 Jericho Executive Plaxa

Suite 300

Jericho, NY                                        11753

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(Address of principal                           (Zip/Postal Code)

executive offices

Registrant's telephone number:     1-888-889-0010

Achievor Recovery Limited, 14 Pico Crescent, Thornhill, Ontario L4J 8P4

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(Former name or former address, if changed since last report)

Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

     [ ]  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the Exchange Act(17CFR 240.14d-2(b))

     [ ]  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the Exchange Act(17CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 24, 2005, the Company entered into an agreement with Family Home Healthcare Services, LLC,(“FHHS”) all Delaware limited liability companies to purchase 95% of the outstanding shares of Achievor Recovery Ltd.. from the sole shareholder, and in addition Achievor  is to issue an additional 1,000,000 shares of restricted common stock to the principals of the limited liability companies.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As result of the agreement entered into on January 24, 2005, the following individual gained control of the Company:

Scott Warantz

1,074,440 free trading common shares

1,000,000 free trading common shares

Section 9.01 – Financial Statements and Exhibits

(a)

The financial statements of Family Home Health Services LLC will be provided with the allotted time period.

Exhibits

10.1

Share Exchange Agreement

99.1

January 18, 2005 – announcement of Scott Warantz

99.2

February 9, 2005 – announcement of 7 for 1 stock split

SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the Undersigned hereunto duly authorized.

                                          ACHIEVOR RECOVERY LIMITED

Date:    March 15, 2005               By: /s/ Scott Warantzc

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                                                    Scott Warantz, President

Exhibit 10.1

STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT ("Agreement") agreement dated January 25h ,2005, by, between and among Scott Warantz, an individual (“SW”) ,Health Care Ventures I LLC. (“HCVI”)  Ortho Shock Wave Consultants I LLC. (“ OSC I”) , and Ortho Shock Wave Consultants II LLC. (“ OSC II”) and Ortho Shock Wave Consultants III LLC. (“ OSC III”)  and Ortho Shock Wave Consultants IV LLC. (“ OSC IV”) and Ortho Shock Wave Consultants V LLC. (“ OSC V”) and Ortho Shock Wave Consultants VI LLC. (“ OSC VI”) all Delaware corporations and Achievor Recovery Ltd.., a Nevada corporation ("ARS").

        WHEREAS, ARS desires to purchase all the outstanding units in HCV I, OSC I,II,III,IV,V,VI , representing a 100% interest in the issued and outstanding units of HCV I, OSC I,II,III,IV,V,VI ,  in exchange for the transfer of 1,000,000 restricted shares of the common stock of ARS.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

I.      Purchase and Sale. SW hereby agrees to sell, transfer, assign and convey to ARS and ARS hereby agrees to purchase and acquire from SW, 100 % of the common voting stock of HCV I, OSC I,II,III,IV,V,VI .

II.     Purchase Price. The aggregate purchase price to be paid by ARS for the HCV I, OSC I,II,III,IV,V,VI , units is One Million (1,000,000) shares of the restricted common stock of ARS.

III.    Warranties and Representations of SW and HCV I, OSC I,II,III,IV,V,VI ,. In order to induce SW to enter into the Agreement and to complete the transaction contemplated hereby, SW,  and HCV I, OSC I,II,III,IV,V,VI , warrants and represents to ARS that:

        A.     Organization and Standing. HCV I, OSC I,II,III,IV,V,VI , is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full Power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

        B.     Ownership of the Shares. As of the Date hereof, SW is the sole controller of the units of HCV I, OSC I,II,III,IV,V,VI , being purchased by ARS pursuant to this Agreement, free and clear of all liens, encumbrances and restrictions, other then those imposed due to the fact the shares have not been registered with the Securities and Exchange Commission .

        C.     Taxes. HCV I, OSC I,II,III,IV,V,VI , has filed all federal, state and local income or other tax returns and  reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on HCV I, OSC I,II,III,IV,V,VI , or the shares of HCV I, OSC I,II,III,IV,V,VI , stock which are the subject of this Agreement.

        D.     Pending Actions.  There are no material legal actions, lawsuits, proceedings or investigations, administrative or judicial, pending or to the knowledge of  HCV I, OSC I,II,III,IV,V,VI , threatened, against or affecting Cash Now Fransys, Inc.. and or the HCV I, OSC I,II,III,IV,V,VI , shares of common  stock, except as has been disclosed to ARS.  HCV I, OSC I,II,III,IV,V,VI , is not in violation of any material law, ordinance or regulation of any  kind whatever, including, but not limited to the Securities Act  of 1933, (the "33 Act"), the Securities Exchange Act of 1934,as amended (the "34 Act") the Rules and Regulations of the U.S.  Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

        E.     Governmental Regulation. The completion of the transactions contemplated by the Agreement will not, in and of themselves, violate any governmental law, rule or regulation which would in any way affect or jeopardize the validity of this Agreement.

        F.     Ownership of Assets. SW has good, marketable title, without any liens or encumbrances of any nature whatever, to the HCV I, OSC I,II,III,IV,V,VI , shares which are the subject of this Agreement.

        G.     No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

        H.     Validity of the Agreement.  All corporate action and other proceedings required to be taken by SW in order to enter into and to carry out the Agreement have been duly and properly taken. No additional corporate or other action on the part of HCV I, OSC I,II,III,IV,V,VI , or SW is required in connection with this Agreement, or the transaction contemplated herein. The Agreement has been duly executed by SW and HCV I, OSC I,II,III,IV,V,VI ,, and constitutes the valid and binding obligation of both, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditor’s   rights.  The execution and delivery of the Agreement and the  carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate HCV I, OSC I,II,III,IV,V,VI ,'s Certificate of Incorporation or document of   undertaking, oral or written, to which HCV I, OSC I,II,III,IV,V,VI , is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by HCV I, OSC I,II,III,IV,V,VI , can continue to be so conducted after completion of the transaction contemplated hereby.

        I.     Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by ARS according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, ARS will have acquired title in and to the HCV I, OSC I,II,III,IV,V,VI , common shares free and clear of all claims, liens and encumbrances.

IV.     Warranties and Representations of ARS. In order to induce SW to enter into the Agreement and to complete the transaction contemplated hereby, ARS warrants and represents to ARS that:

        A.     Organization and Standing. ARS is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

        B.     No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to ARS in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

        C.     Validity of the Agreement.  All corporate action and proceedings required to be taken by ARS in order to enter into and to carry out the Agreement have been duly and properly taken.  The   Agreement has been duly executed by ARS, and constitutes a valid and binding obligation of ARS.  The execution and delivery of the Agreement and the carrying out of its purposes will not   result in the breach of any of the terms or conditions of, or  constitute a default under or violate, ARS's Certificate of   Incorporation or By-Laws, or any agreement, lease, mortgage,  bond, indenture, license or other document or undertaking, oral or written, to which ARS is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

        D.     Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by ARS according to their terms, and that at the time of such execution and delivery, ARS will have acquired good, marketable title in and to the ARS shares acquired herein, free and clear of all liens and encumbrances.

V.             Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant    thereto.

VI. Conditions Precedent to Closing.

        A.     The obligations of ARS under the Agreement shall be and are   subject to fulfillment, prior to or at the Closing of each of the following conditions:

               1.     That ARS and its management representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties  were made at such time;

               2.     That ARS and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

        B.     The obligations of ARS under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

               1.     That ARS's and HCV I, OSC I,II,III,IV,V,VI ,'s representations and warranties  contained herein shall be true and correct at the time of Closing as if such representations and warranties were  made at such time; and

               2.     That ARS shall have performed or complied with all agreements, terms and conditions required by the Agreement   to be performed or complied with by him prior to or at the   time of Closing.

VII. Termination. The Agreement may be terminated at any time before or; at Closing, by:

        A. The mutual agreement of the parties;

        B. Any party if:

               1.     Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.

                2.     Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

VIII.   Miscellaneous Provisions. This Agreement is the entire agreement between  the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or Power at any other time or times.

IX.     Closing. The Closing of the transactions contemplated by the Agreement ("Closing") shall take place at 1:00 P.M. on  October 3rd  2004. The Closing shall occur at such place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

X.      Governing Law. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

XI.     Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

        IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

                                           Achievor Recovery Ltd..

                      By:  s/s Marvin Winick

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                              President

                     Scott Warantz., Individually

                     By:  s/s Scott Warantz

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                       Health Care Ventures I LLC. (“HCVI”)  Ortho Shock Wave Consultants I LLC. (“ OSC I”) , and Ortho Shock Wave Consultants II LLC. (“ OSC II”) and Ortho Shock Wave Consultants III LLC. (“ OSC III”)  and Ortho Shock Wave Consultants IV LLC. (“ OSC IV”) and Ortho Shock Wave Consultants V LLC. (“ OSC V”) and Ortho Shock Wave Consultants VI LLC. (“ OSC VI”)

                      By: s/s Scott Warantz

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                        Managing Member

                      By: s/s Scott Warantz

                         ---------------------------------------------------

                        Managing Member

                      By: s/s Scott Warantz

                         ---------------------------------------------------

                        Managing Member

                      By: s/s Scott Warantz

                         ---------------------------------------------------

                        Managing Member

                      By: s/s Scott Warantz

                         ---------------------------------------------------

                        Managing Member

                      By: s/s Scott Warantz

                         ---------------------------------------------------

                        Managing Member

                      By: s/s Scott Warantz

                         ---------------------------------------------------

                        Managing Member

Attachments:

1.  Articles of Incorporation of

Health Care Ventures I LLC.

Ortho Shock Wave Consultants I LLC.

Ortho Shock Wave Consultants II LLC.

Ortho Shock Wave Consultants III LLC.

Ortho Shock Wave Consultants IV LLC.

Ortho Shock Wave Consultants V LLC.

Ortho Shock Wave Consultants  VI LLC.

2.  Corporation By-Laws .

3.  Unit registry

4. Signed and executed unit certificate(s) of

Health Care Ventures I LLC.

Ortho Shock Wave Consultants I LLC.

Ortho Shock Wave Consultants II LLC.

Ortho Shock Wave Consultants III LLC.

Ortho Shock Wave Consultants IV LLC.

Ortho Shock Wave Consultants V LLC.

Ortho Shock Wave Consultants  VI LLC.

Exhibit 99.1

RAPID RECOVERY HEALTH SERVICES INC. NAMES SCOTT WARANTZ TO THE POSITION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Toronto, Ontario – (PRNewswire) Rapid Recovery Health Services Inc.(formally Achievor Recovery Ltd.).(AHVR: OTCPK)  announced today that with Achievor’s recently announced acquisition of Mr.Warantzs’ company it has appointed Scott Warantz to the position of Chairman and Chief Executive Officer., Mr. Warantz will  continue as the driving force behind the development of the Ortho shock wave business. Effect as of this date Marvin Winick will resign as Chairman and President of the company.

Also as reported yesterday, Achievor is changing its name to Rapid Recovery Health Services to better reflect its future focus in the Health Care area. Mr. Warantz stated “ We look to the next 12 months as extremely exciting times , we are well positioned to grow our business and become the dominant player in the Ortho Shockwave segment for pain management.”

About  Rapid Recovery Health Services

The Company has established a mobile ESWT Program that contracts with over 600 physicians in the NY-NJ-CT Tri-State area and is the exclusive source for low energy ESWT treatment. The mobile program is currently generating in excess of $250,000 in monthly revenue with five systems providing treatment.  The Company is interested in establishing mobile routes in the top 100 market areas throughout the United States.  Some of the areas include Illinois, Ohio, Wisconsin, Massachusetts, Florida, Maryland, Delaware, Texas, and California.  All of which have already established reimbursement schedules for the procedure. The Company already has a fair volume of physician interest in these markets .

Market Size

ESWT is a treatment designed to treat tendonapothies throughout the body that would otherwise require surgical treatment. Based on the demographics of our national population, wide-spread historical statistics on tendon-related ailments and coverage from insurance carriers, the Company conservatively estimates there is a market demand for over 15 million treatments per year. This figure represents approximately 10% of the existing surgical markets of patients with insurance coverage that pays for ESWT. In other words, based on the current mix of insurance payers, with as little as a 10% market penetration into the existing surgical market for patients suffering from tendonapothies, there is a market for 1.25 million procedures per month. The Company sees this figure increasing by 300% - 500% over the next 18 – 36 months as more insurance carriers begin to initiate coverage for ESWT.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21B of the Securities and Exchange Act of 1934, as amended. Readers are cautioned not place undue reliance on these forward-looking statements, which are only predictions and only speak as of the date hereof. Forward-looking statements usually contain the words "estimate", "anticipate", "believe", "plan", "expect", or similar expressions and are subject to numerous known and unknown risks and uncertainties. These risks and uncertainties could cause the Company's actual results to differ materially those indicated in the forward-looking statements.

For more information about Ortho Shockwave go to www.rapidrecoveryinc.com or contact the company at 1(888) 889-0010.

Exhibit 99.2

RAPID RECOVERY HEALTH SERVICES INC.

ANNOUNCES 7 FOR 1 STOCK SPLIT

Jericho, New York –February 9, 2005 – (PRNewswire) Rapid Recovery Health Services Inc.(formally Achievor Recovery Ltd.).(AHVR: OTCPK)  announced today that the Board of Directors have approved a forward stock split of seven common shares for every one common shares held. There will be no change in the par value of such shares.

About  Rapid Recovery Health Services

The Company has established a mobile ESWT Program that contracts with over 600 physicians in the NY-NJ-CT Tri-State area and is the exclusive source for low energy ESWT treatment. The mobile program is currently generating in excess of $250,000 in monthly revenue with five systems providing treatment.  The Company is interested in establishing mobile routes in the top 100 market areas throughout the United States.  Some of the areas include Illinois, Ohio, Wisconsin, Massachusetts, Florida, Maryland, Delaware, Texas, and California.  All of which have already established reimbursement schedules for the procedure. The Company already has a fair volume of physician interest in these markets .

Market Size

ESWT is a treatment designed to treat tendonapothies throughout the body that would otherwise require surgical treatment. Based on the demographics of our national population, wide-spread historical statistics on tendon-related ailments and coverage from insurance carriers, the Company conservatively estimates there is a market demand for over 15 million treatments per year. This figure represents approximately 10% of the existing surgical markets of patients with insurance coverage that pays for ESWT. In other words, based on the current mix of insurance payers, with as little as a 10% market penetration into the existing surgical market for patients suffering from tendonapothies, there is a market for 1.25 million procedures per month. The Company sees this figure increasing by 300% - 500% over the next 18 – 36 months as more insurance carriers begin to initiate coverage for ESWT.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21B of the Securities and Exchange Act of 1934, as amended. Readers are cautioned not place undue reliance on these forward-looking statements, which are only predictions and only speak as of the date hereof. Forward-looking statements usually contain the words "estimate", "anticipate", "believe", "plan", "expect", or similar expressions and are subject to numerous known and unknown risks and uncertainties. These risks and uncertainties could cause the Company's actual results to differ materially those indicated in the forward-looking statements.

For more information about Ortho Shockwave go to www.rapidrecoveryinc.com or contact the company at 1(888) 889-0010.